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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 16, 2003

                          HOUSEHOLD INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      1-8198                    86-1052062
        --------                      ------                    ----------
(State of incorporation)          Commission File             (IRS Employer
                                       Number)            Identification Number)

               2700 Sanders Road, Prospect Heights, Illinois 60070
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (847) 564-5000
                                 --------------
               Registrant's telephone number, including area code

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Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          No.    Exhibit

          99     Quarterly Financial Supplement for the quarter ended March 31,
                 2003.

Item 9. Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition).

         Financial supplement pertaining to the financial results of Household International, Inc., for the quarter ended March 31, 2003. The information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

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                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOUSEHOLD INTERNATIONAL, INC.

                                           (Registrant)

                                           By:  /s/ Patrick D. Schwartz
                                                -------------------------------
                                                Patrick D. Schwartz
                                                Vice President-General Counsel
                                                Treasury and Corporate Law

Dated:  May 20, 2003